UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2005

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	001-09781 (0-1052) (Commission File Number)	04-2170233 (I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 7, 2005, the Board of Directors of Millipore Corporation elected Rolf A. Classon as a director of the Company. Mr. Classon joins the Board of Directors as a member of the Governance and Public Policy Committee.

There is no arrangement or understanding between Mr. Classon and any other person pursuant to which Mr. Classon was selected as a director.

There is no transaction involving Mr. Classon that would be required to be reported under Item 404(a) of Regulation S-K.

Item 8.01.    Other Events.

On December 7, 2005, Millipore Corporation issued a press release announcing that Rolf A. Classon was elected to the Company’s Board of Directors on the same day. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1	Press Release issued December 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/  Jeffrey Rudin

Jeffrey Rudin

Vice President and General Counsel

Date: December 7, 2005

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release issued December 7, 2005.